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                                                            Exhibit 23



                   Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Snyder Communications, Inc.'s previously filed Registration Statement File Nos. 333-91009, 333-74741, 333-33829 and 333-13079.


                                                       ARTHUR ANDERSEN LLP

Vienna, Virginia
March 13, 2001

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